UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7750 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	MAR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 10, 2024, Marriott International, Inc. (“Marriott”) held its Annual Meeting of Stockholders. Marriott’s stockholders voted on the items outlined in the 2024 Proxy Statement (“Proxy Statement”), filed with the Securities and Exchange Commission on March 27, 2024, as follows:

1.	Marriott’s stockholders elected 12 director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Anthony G. Capuano	2,240,013,822	10,153,219	1,957,858	351,319,365
Isabella D. Goren	2,233,045,261	16,168,364	2,911,274	351,319,365
Deborah M. Harrison	2,177,729,335	71,118,784	3,276,780	351,319,365
Frederick A. Henderson	2,158,315,802	90,645,002	3,164,095	351,319,365
Lauren R. Hobart	2,239,880,646	9,255,426	2,988,827	351,319,365
Debra L. Lee	2,187,972,088	61,526,339	2,626,472	351,319,365
Aylwin B. Lewis	2,208,594,035	39,514,290	4,016,574	351,319,365
David S. Marriott	2,168,399,898	81,394,350	2,330,651	351,319,365
Margaret M. McCarthy	2,239,808,421	9,547,997	2,768,481	351,319,365
Grant F. Reid	2,244,307,360	4,157,494	3,660,045	351,319,365
Horacio D. Rozanski	2,236,392,122	12,500,626	3,232,151	351,319,365
Susan C. Schwab	2,236,604,080	12,595,732	2,925,087	351,319,365

2.	Marriott’s stockholders ratified the appointment of Ernst & Young LLP as Marriott’s independent registered public accounting firm for fiscal year 2024 with the following votes:

FOR	AGAINST	ABSTAIN
2,536,129,867	64,349,560	2,964,837

3.	Marriott’s stockholders approved the advisory resolution on the compensation of Marriott’s named executive officers with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,005,949,938	238,268,483	7,906,478	351,319,365

4.	Marriott’s stockholders did not approve a stockholder resolution requesting that Marriott commission a third-party civil rights audit with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
248,423,225	1,991,205,120	12,496,554	351,319,365

5.	Marriott’s stockholders did not approve a stockholder resolution requesting that Marriott annually prepare a racial and gender pay gap report with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
447,287,028	1,791,834,633	13,003,238	351,319,365

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: May 15, 2024	By:	/s/ Andrew P.C. Wright
Andrew P.C. Wright
Vice President, Senior Counsel and Secretary